UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 27, 2018

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on February 28, 2018, TETRA Technologies, Inc. (“TETRA”) completed its acquisition (the “Acquisition”) of Swiftwater Energy Services, LLC (“Swiftwater”).  Swiftwater is engaged in the business of providing water management and water solutions to oil and gas operators in the Permian Basin market.  As also previously disclosed, on March 1, 2018, TETRA completed its divestiture (the “Divestiture”) of its offshore heavy lift, plugging and abandonment, decommissioning, cutting, diving and related consulting businesses and the operations of Maritech Resources, LLC (“Maritech”), including Maritech’s offshore oil and gas leases.

As a result of the Acquisition and the Divestiture, TETRA has reorganized its financial reporting segments and intends to manage its operations through three operating divisions:  (i) Completion Fluids & Products, (ii) Water & Flowback Services, and (ii) Compression. TETRA previously had five financial reporting segments organized into four operating divisions:  (i) Fluids, (ii) Production Testing, (iii) Compression, and (iv) Offshore.  The Completion Fluids & Products operation was previously reported as part of the Fluids Division.  The Fluids Division also included TETRA’s water management services operations (as they existed prior to the Acquisition).  The Water & Flowback Services Division will include the expanded water management services operations and TETRA’s production testing operations.  The operations of the former Offshore Division, which consisted of the previous Offshore Services segment and the Maritech segment, will be reported as discontinued operations.

TETRA will utilize the new financial segment presentation in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and in TETRA’s related earnings release.

In an effort to assist investors in their understanding of the new financial segment presentation and to facilitate the ability to more effectively evaluate and compare prior operating results with future operating results, TETRA is furnishing the attached summary of unaudited historical financial information reclassified under the new financial segment presentation as well as on a consolidated basis, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein.

The information furnished in this Item 7.01 and Exhibit 99.1 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

(d)                 Exhibits

99.1	TETRA Technologies, Inc. Reclassification of Prior Period Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Elijio V. Serrano
Elijio V. Serrano
Senior Vice President and
Chief Financial Officer

Date: April 27, 2018